UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2021

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote Security Holders.
On March 18, 2021, TransDigm Group Incorporated (the "Company") conducted its Annual Meeting of Stockholders (the "2021 Annual Meeting"). At the meeting, Messrs. David Barr, Mervin Dunn, Michael Graff, Sean Hennessy, W. Nicholas Howley, Raymond Laubenthal, Gary E. McCullough, Robert Small, John Staer and Kevin Stein and Ms. Michele Santana were re-elected as directors of the Company. In addition, Proposal 3 was approved as the stockholders, in an advisory vote, ratified the Company’s selection of Ernst & Young LLP as its independent accountants for the fiscal year ending September 30, 2021. Proposal 2 was not approved because it did not receive the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the 2021 Annual Meeting and entitled to vote thereon. The details of the vote are set forth below:
Proposal 1 – Election of Directors:

	FOR	WITHHELD
David Barr	48,096,884	1,112,877
Mervin Dunn	28,941,896	20,267,865
Michael Graff	30,721,336	18,488,425
Sean Hennessy	31,090,476	18,119,285
W. Nicholas Howley	45,009,799	4,199,962
Raymond Laubenthal	48,883,378	326,383
Gary E. McCullough	48,063,797	1,145,964
Michele Santana	48,159,166	1,050,595
Robert Small	31,250,666	17,959,095
John Staer	44,940,760	4,269,001
Kevin Stein	48,537,728	672,033

Proposal 2 – To conduct an advisory vote on compensation paid to the Company’s named executive officers:

FOR	21,147,676
AGAINST	28,045,658
ABSTAIN	16,427
BROKER NON-VOTES	1,330,840

Proposal 3 – To ratify the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending September 30, 2021:

FOR	50,303,806
AGAINST	223,322
ABSTAIN	13,473

No other matters were brought before stockholders for a vote at the 2021 Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Halle Fine Terrion
Halle Fine Terrion
General Counsel, Chief Compliance Officer and Secretary

Dated: March 24, 2021